UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
September 26, 2019
SHARPS COMPLIANCE CORP.
Commission File No. 001-34269

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	74-2657168
(State Or Other Jurisdiction Of Incorporation or Organization)	(IRS Employer Identification No.)

9220 Kirby Drive, Suite 500
Houston, Texas 77054
(Address Of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code)
713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01	Financial Statement and Exhibits.

SIGNATURES

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors
On September 26, 2019, the Board of Directors of Sharps Compliance Corp. (the "Company", "Sharps" or "we") appointed Susan Vogt to the Board of Directors (the "Board") to serve until the Company's 2019 Annual Meeting of Stockholders in November 2019. Ms. Vogt will be compensated consistent with the Company's Non-Employee Board of Director Compensation Policy described in the Company's most recent Proxy Statement filed with the Securities Exchange Commission (the "SEC") on November 15, 2018, and as updated below. F. Gardner Parker, has resigned from the Board due to other business commitments.

There are no transactions between Ms. Vogt and the Company that would be reportable under Item 404 of Regulation S-K, and no arrangements or understandings with any other persons pursuant to which she was selected. In addition, the Board has determined that Ms. Vogt is an "independent director" within the meaning of the applicable rules of the SEC and NASDAQ.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

Non-Employee Board of Director Compensation Policy

On September 26, 2019, the Board approved Board compensation for the Company’s non-employee directors effective for the period from October 1, 2019 through September 30, 2020, with cash paid quarterly, shares issued effective on October 1, 2019, and shares vesting quarterly as follows:

Non-Employee Board of Directors Compensation	Chair of the Board	Board Member
Quarterly Cash Retainer ($)	$18,750	$12,500

Annual Restricted Stock Awards (shares):
Board Membership	16,000	16,000
Chair of the Board	8,000

In addition, the Board of Directors approved the board and committee assignments for the current year as noted below:

Directors	Chair of the Board	Audit Committee	Compensation Committee	Acquisition Committee	Corporate Governance Committee
Sharon R. Gabrielson	Chair		Member
John W. Dalton		Member	Chair		Member
Parris H. Holmes		Member	Member	Member	Chair
Susan N. Vogt		Chair		Member	Member

Item 9.01.    Financial Statements and Exhibits.
(a)        Financial Information
Not applicable
(b)        Pro Forma Financial Information
Not applicable
(c)        Exhibits
Exhibit    Description
99.1    Press Release, dated September 30, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 30, 2019                     SHARPS COMPLIANCE CORP.

By: /s/ DIANA P. DIAZ
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number            Description
99.1                    Press Release, dated September 30, 2019